UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 22, 2011

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COVENANT TRANSPORTATION GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-24960	88-0320154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Birmingham Hwy., Chattanooga, TN	37419
(Address of principal executive offices)	(Zip Code)

(423) 821-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 22, 2011, the Compensation Committee of the Board of Directors (the "Committee") of Covenant Transportation Group, Inc., a Nevada corporation (the "Company"), approved performance-based bonus opportunities for the Company's senior management group (the "Program") under the Company's 2006 Omnibus Incentive Plan, as amended (the "Plan").  As set forth in the Plan, the Committee may choose from a range of defined performance measures.

Under the Program and consistent with the objectives of the Plan, certain employees, including the Company's named executive officers, may receive bonuses upon satisfaction of fiscal 2011 consolidated operating income and operating ratio targets (and, for certain of these employees, the satisfaction of the fiscal 2011 operating income and operating ratio targets established for the Company's subsidiaries (collectively, the "Performance Targets")), as applicable.  Each applicable Performance Target corresponds to a percentage bonus opportunity for the employee that is multiplied by the employee's base salary to determine the employee's bonus.  Pursuant to the Program, David Parker and Joey Hogan, as named executive officers, may receive between 37.5% and 75.0% of their respective base salary depending on the consolidated Performance Targets that are achieved, if any, (ii) Richard Cribbs, another named executive officer, may receive between 30.0% and 60.0% of his respective base salary based on the consolidated Performance Targets that are achieved, if any, and (iii) Tony Smith and James Brower, as the two remaining named executive officers, may receive between 7.5% and 15.0% of their respective base salary based on the Performance Targets achieved for the consolidated group, if any, and between 30.0% and 60.0% of their base salary based on Performance Targets achieved for the Company's subsidiaries, Southern Refrigerated Transport, Inc. and Star Transportation, Inc., respectively, if any.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 22, 2011, the Board of Directors approved Amendment No. 1 to the Company's Amended and Restated Bylaws (the "Amendment") to clarify certain committee membership requirements, including (i) that committees shall be composed of such number of Board members as shall be established from time-to-time by the Board, rather than a fixed number of three as provided in the current Amended and Restated Bylaws, and (ii) any committee shall be composed of Board members meeting applicable requirements as in effect from time-to-time.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment, a copy of which is filed as Exhibit 3 to this Current Report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
	(d) EXHIBIT NUMBER 3	Exhibits. EXHIBIT DESCRIPTION Amendment No. 1 to Amended and Restated Bylaws of Covenant Transportation Group, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENANT TRANSPORTATION GROUP, INC.

Date: February 23, 2011	By:	/s/ Richard B. Cribbs
Richard B. Cribbs Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

3	Amendment No. 1 to Amended and Restated Bylaws of Covenant Transportation Group, Inc.